As filed with the Securities and Exchange Commission on December 9, 2016	OMB APPROVAL
Registration No. 333-214735	OMB Number: 3235-0336 Expires: June 30, 2019 Estimated average burden hours per response. . .1312.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /

PRE-EFFECTIVE AMENDMENT NO. 1	/ X /

POST-EFFECTIVE AMENDMENT NO. __	/ /

OPPENHEIMER VARIABLE ACCOUNT FUNDS

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Cynthia Lo Bessette, Esq.

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Service and Non-Service Shares of Oppenheimer Main Street Fund/VA.

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Part A

Prospectus and Proxy Statement of Oppenheimer Main Street Fund/VA

Part B

Statement of Additional Information

Part C

Other Information

Signatures

Exhibits

Oppenheimer Equity Income Fund/VA

6803 South Tucson Way, Centennial, Colorado 80112

1.800.988.8287

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 10, 2017

To the Shareholders of Oppenheimer Equity Income Fund/VA:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Equity Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”), a registered open-end management investment company, will be held at the offices of OFI Global Asset Management, Inc. (the “Manager”) 6803 South Tucson Way, Centennial, Colorado 80112 at 1:30 p.m., Mountain Time, on February 10, 2017, or any adjournments thereof (the “Meeting”). Shareholders will be asked to vote on the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Main Street Fund®/VA, a series of Oppenheimer Variable Account Funds (“the Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Non-Service and Service shares shareholders of the Target Fund in complete liquidation of the Target Fund; and (iii) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization”); and

2.       To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on December 5, 2016 are entitled to notice of, and to vote at, the Meeting. The Reorganization is more fully discussed in the Combined Prospectus/Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Target Fund believes the Reorganization is in the best interests of the Target Fund, and the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization and recommends that you vote “For” the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Board of Trustees,

Cynthia Lo Bessette, Secretary

January 5, 2017

Oppenheimer Main Street Fund®/VA

6803 South Tucson Way, Centennial, Colorado 80112

1.800.988.8287

COMBINED PROSPECTUS/PROXY STATEMENT

January 5, 2017

SPECIAL MEETING OF SHAREHOLDERS OF

Oppenheimer Equity Income Fund/VA

to be held on February 10, 2017

Acquisition of the Assets of

Oppenheimer Equity Income Fund/VA

6803 South Tucson Way, Centennial, Colorado 80112

1.800.988.8287

By and in exchange for Non-Service and Service shares of

Oppenheimer Main Street Fund®/VA

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Oppenheimer Equity Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”). A special meeting of shareholders of the Target Fund, or any adjournments thereof, (the “Meeting”) will be held at the offices of the Manager at 6803 South Tucson Way, Centennial, Colorado 80112 on February 10, 2017 at 1:30 p.m., Mountain time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund as of the close of business on December 5, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting will be sent to shareholders on January 5, 2017, or as soon as practicable thereafter.

The purposes of the Special Meeting are:

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Main Street Fund® VA, a series of Oppenheimer Variable Account Funds (the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Non-Service and Service shares shareholders of the Target Fund in complete liquidation of the Target Fund; and (c) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization”); and

2.       To act upon such other matters as may properly come before the Meeting.

At a meeting held on November 11, 2016, the Board of Trustees of the Target Fund and the Acquiring Fund (the “Board”) unanimously approved the Reorganization by which the Target Fund, an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. The Target Fund has an investment objective and investment policies similar to those of the Acquiring Fund, but the funds employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. The investment objective of the Acquiring Fund is to seek capital appreciation. The investment objective of the Target Fund is to seek total return. The Reorganization is intended to consolidate comparable Oppenheimer mutual funds to eliminate redundancies and achieve certain operating efficiencies. The Target Fund was launched in January 2003 as Oppenheimer Value Fund/VA. In an effort to drive more interest in the Fund, it was re-positioned to Oppenheimer Equity Income Fund/VA in February 2013. Despite the firm’s efforts, it never gained traction and the Fund’s assets have remained below $10 million throughout most of its history. The Target Fund’s small asset base and poor performance make the product unlikely to gain traction in the near-term. The Acquiring Fund has a similar equity investment mandate and has better long-term prospects. The Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

This Combined Prospectus/Proxy Statement constitutes the Prospectus of the Acquiring Fund and the Proxy Statement of the Target Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference. The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated January 5, 2017 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•	The Summary Prospectus of the Acquiring Fund, dated April 29, 2016, as supplemented, a copy of which accompanies this Combined Prospectus/Proxy Statement, (the “Acquiring Fund Summary Prospectus”);
•	The Prospectus of the Acquiring Fund, dated April 29, 2016, as supplemented (the “Acquiring Fund Prospectus”);
•	The Statement of Additional Information of the Acquiring Fund, dated April 29, 2016, as supplemented (the “Acquiring Fund SAI”);
•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2015 (the “Acquiring Fund Annual Report”);
•	The Semi-Annual Report to shareholders of the Acquiring Fund for the six months ended June 30, 2016 (the “Acquiring Fund Semi-Annual Report”);
•	The Prospectus of the Target Fund, dated April 29, 2016, as supplemented (the “Target Fund Prospectus”);
•	The Statement of Additional Information of the Target Fund, dated April 29, 2016, as supplemented, (the “Target Fund SAI”);
•	The Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2015 (the “Target Fund Annual Report”);
•	The Semi-Annual Report to shareholders of the Target Fund for the six months ended June 30, 2016 (the “Target Fund Semi-Annual Report”).

The Target Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You may request a free copy of the foregoing documents and any more recent reports filed after the date hereof by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.988.8287.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement is dated January 5, 2017.

TABLE OF CONTENTS

COMBINED PROSPECTUS/PROXY STATEMENT

Enclosures:

Summary Prospectus of Oppenheimer Main Street Fund®/VA dated April 29, 2016

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Combined Prospectus/Proxy Statement and by the Reorganization Agreement, which is attached as Exhibit A. Shareholders should carefully review this Combined Prospectus/Proxy Statement and the Reorganization Agreement in their entirety and the Acquiring Fund Summary Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

The Proposed Reorganization

If shareholders of the Target Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A), all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for the assumption of all liabilities and for full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the Valuation Date (as such term is defined in the Reorganization Agreement) according to the following chart:

Target Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Non-Service	Non-Service
Service	Service

Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated. No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization.

Shares of the Target Fund have been purchased at your direction by certain insurance companies (“Participating Insurance Companies”) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and other products. The Participating Insurance Companies as the shareholders of record and legal owners of those separate accounts have been asked to approve the Reorganization. The Participating Insurance Companies are asking you, as an owner of a variable contract and a beneficial owner of shares of the Target Fund, for instructions as to how to vote the shares of the Target Fund that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. For clarity of presentation, shares of beneficial interest of the Funds may be referenced in this document as “shares,” and references to “shareholder” may include holders of variable annuity contracts, variable life insurance policies and other insurance company products.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective on April 28, 2017 or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date (hereinafter defined). Non-Service and Service shares shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund. See “Information About the Reorganization” below.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the Investment Company Act. A “majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (ii) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Voting Information – Quorum and Required Vote” below.

In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend. Additional information on voting and quorum requirements is provided in the section “Voting Information - Quorum and Required Vote.”

The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. The Target Fund, the Acquiring Fund, and the Combined Fund may also be generally referred to as a “Fund” or the “Funds.”

OFI Global Asset Management, Inc. (the “Manager”) and OppenheimerFunds, Inc. (the “Sub-Adviser”) serve as the investment adviser and investment sub-adviser, respectively, of each of the Funds. The Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganization, than by continuing to operate the Funds separately. The Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a reorganization with the Target Fund. As a result of the similar investment objectives and strategies of the Funds, there is some overlap in the types of portfolio securities currently owned by the Funds. Shareholders of the Target Fund could also expect to benefit from the superior performance of the Acquiring Fund, and the economies of scale associated with a larger fund as a result of the combined assets realizing a significantly lower management fee rate and lower total operating expenses than Target Fund shareholders currently receive. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Target Fund in a similar manner as the portfolio management team of the Acquiring Fund. In particular, as of October 31, 2016, 22% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund.

The Board of the Target Fund reviewed and discussed the proposed Reorganization with the Manager and the Board’s independent legal counsel. The Board of the Target Fund also considered information with respect to, but not limited to, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

Based on the considerations discussed above and the reasons more fully described under “Information About the Reorganization—Board Consideration of the Reorganization,” the Board of the Target Fund, including all of the Board members (each, a “Board Member”) who are not “interested persons” of the Target Fund under the Investment Company Act (the “Independent Board Members”), has unanimously concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund. Shareholders of the Acquiring Fund do not vote on the Reorganization.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the Funds are similar. The investment objective of the Target Fund is to seek total return, which includes both income and capital appreciation. The investment objective of the Acquiring Fund is to seek capital appreciation. The investment objective of each Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies. The Target Fund and the Acquiring Fund have similar investment objectives, but employ differing investment strategies to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
Principal Investment Strategies

The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund may invest in equity securities other than common stocks, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on “larger capitalization” issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index.
How Securities are Selected

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer’s intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information.

Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer’s assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

The portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

■    a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

■    quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company’s competitive position, poor execution by the company’s management, or identification of more attractive alternative investment ideas.

Who is the Fund Designed For?

The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Funds can invest up to 100% of their total assets in investments that may be inconsistent with the Funds’ principal investment strategies. Generally, the Funds would invest in shares of Oppenheimer Institutional Government Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Government Money Market Fund invests or in other short-term U.S. government securities. The Funds might also hold these types of securities as interim investments pending the investment of proceeds from the sale of the Funds’ shares or the sale of the Funds’ portfolio securities or to meet anticipated redemptions of the Funds’ shares. To the extent the Funds invest in these securities, they might not achieve their investment objectives.

Comparison. As shown in the chart above, the Funds' investment objectives are similar in that both focus on achieving returns for shareholders and each Fund invests primarily in equity securities. The Target Fund mainly invests in common stocks of U.S. companies along with other equity securities, such as preferred stocks, warrants and securities convertible into common stocks to seek its investment objective and may invest in securities of both domestic and foreign issuers, including those in developed and emerging market countries. The Target Fund may invest in securities issued by companies of different capitalization ranges, but typically focuses on “larger capitalization” stocks. The Target Fund will normally invest at least 80% of its net assets in equity securities. Similarly, the Acquiring Fund mainly invests in common stocks of U.S. companies. While it may purchase securities issued by companies of different capitalization ranges, the Acquiring Fund, like the Target Fund typically focuses on “larger capitalization” issuers.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the similar investment objectives and strategies there is significant overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management teams are generally managing the Funds in a similar manner and the Acquiring Fund’s portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of October 31, 2016, 22% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 34% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of, or requesting the disposition of, any material portion of the assets of the Target Fund in preparation for, or as a result of, the applicable Reorganization. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

The tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2016 and the estimated pro forma fees and expenses attributable to each class of shares of the Combined Fund’s Pro Forma portfolio. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2016, see “Additional Information About the Funds—Capitalization of the Funds.” The prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in the tables below. Expenses would be higher if those fees were included.

Fee Tables of the Target Fund, the Acquiring Fund, and the Combined Fund (as of September 30, 2016 (unaudited))

	Target Fund Non-Service	Acquiring Fund Non-Service	Acquiring Fund Pro Forma Combined Fund Non-Service
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.77%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.52%	0.78%	0.78%
Fee Waiver and/or Expense Reimbursement	(0.72)%	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	0.78%	0.78%

	Target Fund Service	Acquiring Fund Service	Acquiring Fund Pro Forma Combined Fund Service
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.76%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.76%	1.03%	1.03%
Fee Waiver and/or Expense Reimbursement	(0.71)%	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.03%	1.03%

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Non-Service	$82	$412	$766	$1,764
Acquiring Fund Non-Service	$80	$250	$435	$970
Acquiring Fund Pro Forma Combined Fund Non-Service	$80	$250	$435	$970

	1 Year	3 Years	5 Years	10 Years
Target Fund Service	$108	$489	$895	$2,031
Acquiring Fund Service	$106	$329	$571	$1,266
Acquiring Fund Pro Forma Combined Fund Service	$106	$329	$571	$1,266

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	12/31/15	44%
Acquiring Fund	12/31/15	44%

Federal Income Tax Consequences of the Reorganization

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that Target Fund shareholders (i.e., insurance company separate accounts) will not and the Target Fund generally will not recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. Variable annuity and variable life insurance contract holders generally will not recognize gain or loss as a result of the Reorganization. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Distribution, Redemption and Valuation of Shares

Procedures for the purchase, distribution, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical. Neither Fund offers an exchange privilege. For more information about these procedures, see below under “Comparison of the Funds – Distribution Services” and “Comparison of the Funds - Purchase, Redemption and Valuation of Shares.”

Comparison of the funds

Principal Investment Risks

As a result of their similar investment objectives and investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The following comparison shows the principal risks that apply to both of the Funds and the principal risks that are unique to each Fund.

The principal risks that apply to each Fund are set out below:

Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. A variety of factors can affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund’s policy of not concentrating its investments in any one industry.

Risks of Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. While small- and mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

The Target Fund has the following additional principal risks:

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund’s securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

The risks described above form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and the price of its shares. The price of a Fund’s shares can go up and down substantially. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that a Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in a Fund.

Fundamental Investment Restrictions

Both the Target Fund and the Acquiring Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. These investment restrictions are identical between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of the current fundamental investment restrictions, which are incorporated by reference into this Combined Prospectus/Proxy Statements and the Reorganization SAI.

Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns for the one-year, five-year and ten-year periods in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on the Funds’ website: https://www.oppenheimerfunds.com/fund/

Annual Total Returns for the Target Fund Non-Service Shares as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 26.91% (2nd Qtr 09) and the lowest return was -24.60% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Target Fund
Average Annual Total Returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years (or Life of Class, if less)
Non-Service Shares (inception 01/02/03)	(9.58)%	7.40%	6.58%
Service Shares (inception 09/18/06)	(9.82)%	6.78%	3.63%
Russell 1000 Value Index (reflects no deduction or fees, expenses or taxes)	(3.83)%	11.27%	6.16% 5.25%[1]
1.	From 9/30/06

Annual Total Returns for the Acquiring Fund Non-Service Shares as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.50% (2nd Qtr 09) and the lowest return was -22.18% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Acquiring Fund
Average Annual Total Returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years
Non-Service Shares (inception 07/05/95)	3.33%	11.99%	6.85%
Service Shares (inception 07/13/00)	3.11%	11.70%	6.58%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

OFI Global Asset Management, Inc., the Manager, is a wholly owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser. The Sub-Adviser is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager oversees the Fund's investments and its business operations. The Sub-Adviser chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by each Fund's Board, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager. The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, New York, New York 10281-1008.

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

The Target Fund has been managed by Michael Levine since April 2013.

The Acquiring Fund has been managed by Manind (“Mani”) Govil since May 2009, Benjamin Ram since May 2009 and Paul Larson since April 2014. The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganization.

Mr. Levine has been a Vice President of the Sub-Adviser since June 1998 and Senior Portfolio Manager of the Sub-Adviser since September 2000. Mr. Levine is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. Mr. Larson is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Ram has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Investment Advisory Agreements

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for the Fund. With respect to each Fund, the Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager. The Sub-Adviser employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments.

The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, the effective management fee as of September 30, 2016 is 0.75% for the Target Fund and 0.66% for the Acquiring Fund. The Acquiring Fund’s management fee schedule would be the fee schedule for the Combined Fund upon successful completion of the Reorganization. Each Fund’s management fee and other annual operating expenses may vary in future years.

As of September 30, 2016, the Acquiring Fund had net assets of approximately $769 million. As of the same date, the Target Fund had net assets of only approximately $7.7 million and therefore has not benefitted from the additional breakpoints in its fee schedule on net assets of more than $200 million. Although the management fees would be reduced at certain higher asset levels, the Manager does not believe the Target Fund will grow to those asset levels so the Target Fund is not expected to reach those breakpoints.

The contractual management fee schedule of the Acquiring Fund is the same as the fee schedule of Target Fund across the first five asset levels. The Acquiring Fund has additional breakpoints over $4 billion.

A comparison at each management fee level is set forth in the chart below:

Target Fund		Acquiring Fund
Assets (in $ millions of average annual net assets)	Fee	Assets (in $ millions of average annual net assets)	Fee
Up to 200	0.75%	Up to 200	0.75%
201 – 400	0.72%	201 - 400	0.72%
401 – 600	0.69%	401 - 600	0.69%
601 – 800	0.66%	601 – 800	0.66%
Over 800	0.60%	801 - 1,000	0.60%
		Over 4,000	0.58%
		Over 5,000	0.56%
Effective management fee as of September 30, 2016	0.75%		___0.66%

The pro forma effective management fee after the Reorganization is estimated to be about 0.66%, a decrease for the Target Fund. The Fund’s combined assets after the Reorganization would be approximately $775.7 million, which would mean that the management fee on additional assets would be at a 0.66% annual rate.

As shown in the current and pro forma fee tables above, total (gross) fund operating expenses across all share classes for shareholders of the Target Fund are expected to decrease as a result of the Reorganization.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Each investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement relates.

Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the "California Fund"), a fund advised by OppenheimerFunds, Inc. ("OFI") and distributed by OppenheimerFunds Distributor, Inc. ("OFDI"). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and the Distributor believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

Distribution Services

Each Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Funds pay the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of a Fund's Service Shares. Because these fees are paid out of a Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers

The Manager, Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments for distribution and/or shareholder servicing activities to brokers, dealers and other financial intermediaries, including the insurance companies that offer a Fund as an investment option, or to service providers. Those payments are made out of the Manager's, Sub-Adviser’s and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the management fees the Manager and Sub-Adviser receive from a Fund. Those cash payments, which may be substantial, are paid to financial intermediaries who perform services for the Sub-Adviser and/or the Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by a Fund to those entities. Payments by the Manager, Sub-Adviser or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by a Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to a Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include, but are not limited to broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager, Sub-Adviser or Distributor may reimburse expenses, including, but not limited to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager, Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary. The Manager, Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager, Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager, Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include insurance companies that offer variable annuity or variable life insurance products and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager, Sub-Adviser or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from any net investment income. The Funds may also realize capital gains on the sale of portfolio securities, in which case it will make distributions out of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Funds may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Purchase, Redemption and Valuation of Shares

Shares of each Fund may be purchased and redeemed only by separate investment accounts of Participating Insurance Companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy or redeem shares of a Fund directly. Each Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Funds do not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The Transfer Agent and the Distributor, on behalf of each Fund, have entered into agreements with Participating Insurance Companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised Participating Insurance Companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of a Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require Participating Insurance Companies to provide transaction information to the Funds and to execute Fund instructions to restrict trading in Fund shares.

A Participating Insurance Company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Funds’ in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that a Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

The valuation policies of the Funds are identical. Each Fund calculates the net asset value of each class of shares based on the value of the Fund's portfolio determined as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange (NYSE) is open for trading (referred to as a "regular business day"), except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time. The Funds determine the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. A Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. A Fund's securities are valued primarily on the basis of current market quotations. The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which a Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

The Boards have adopted valuation procedures for each Fund and have delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

A Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which a Fund determines its net asset value per share.

Shareholders should refer to the Acquiring Fund Prospectus for the specific procedures applicable to purchases and redemptions of shares. The policies and procedures related to the purchase, redemption and valuation of shares of the Acquiring Fund will be the same for the Combined Fund following the closing of the Reorganization.

Fund Service Providers

The following outlines each Fund’s current service providers. Following the closing of the Reorganization, the Acquiring Fund’s service providers will serve the Combined Fund.

	Target Fund	Acquiring Fund

Transfer Agent and Sub-Transfer Agent	OFI Global Asset Management, Inc. and Shareholder Services Inc. doing business as OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.988.8287	OFI Global Asset Management, Inc. and Shareholder Services Inc. doing business as OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.988.8287
Custodian	JPMorgan Chase Bank 4 Chase Metro Tech Center§ Brooklyn, New York 11245	JPMorgan Chase Bank 4 Chase Metro Tech Center§ Brooklyn, New York 11245
Independent Registered Public Accounting Firm	KPMG LLP 1225 17th Street, Suite 800 Denver, Colorado 80202	KPMG LLP 1225 17th Street, Suite 800 Denver, Colorado 80202
Counsel to the Funds & Independent Board Members	Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606

OFI Global Asset Management, Inc. is the Transfer Agent for both Funds. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Sub-Transfer Agent for both Fund’s. OppenheimerFunds Services is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown above. The terms of the transfer agency agreement for each of the Funds are substantially similar.

Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Funds.

Shareholder Rights

The rights of shareholders under the Target Fund’s Declaration of Trust and By-Laws and the Acquiring Fund’s Declaration of Trust and By-Laws are identical.

Shareholder Meetings. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act. Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by shareholders is less than a majority of the total number of Trustees or Directors, or if they seek to change a fundamental investment policy. Except as required by federal law including the Investment Company Act, shareholders are not be entitled to call, or to have the Fund secretary call, special meetings of the shareholders.

The Fund secretary or an assistant secretary will call a meeting of shareholders by giving written notice of the place, date and hour, and general nature of the business to be transacted at that meeting not less than ten (10) days (or such other number of days as the Board determines in its sole discretion) before the date of the meeting, to each shareholder entitled to vote at such meeting. Notice of any meeting of shareholders will be given either by hand delivery, telephone, mail, or electronically, to the shareholder at the phone number, address, facsimile number, e-mail address or other contact information of that shareholder appearing on the books of the Fund or its transfer agent.

Indemnification. If any shareholder or former shareholder of the Fund is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder will be entitled, out of the Fund’s assets, to be held harmless from and indemnified against all loss and expense arising from such liability. The Fund will, upon request by such shareholder or former shareholder, assume the defense of any claim made against him or her for any act or obligation of the Fund and satisfy any judgment arising from such claim from the Fund’s assets.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

Terms of the Reorganization Agreement

If the shareholders of the Target Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by the Target Fund and the Acquiring Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about April 28, 2017, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about April 27, 2017.

If the shareholders of the Target Fund vote to approve the Reorganization Agreement, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund, and you will receive Non-Service and Service shares of the Acquiring Fund equal in value to the value as of the Valuation Date of your shares of the Target Fund. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Target Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of the Target Fund who vote their Non-Service and Service shares in favor of the Reorganization will be electing in substance but not form to redeem their shares of the Target Fund at net asset value on the Valuation Date, and reinvest the proceeds in Non-Service and Service shares of the Acquiring Fund at net asset value as of the proceeding day. The Acquiring Fund is assuming all liabilities of the Target Fund. The Target Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of the Target Fund’s activities. Following the Reorganization, the Target Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either the Target Fund or the Acquiring Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Target Fund.

Board Consideration of the Reorganization

At a meeting of the Board of the Target Fund and the Acquiring Fund held on November 11, 2016, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Boards’ independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

The Boards considered the smaller size of the Target Fund and the Manager's view that shareholders of the Target Fund would benefit from economies of scale associated with a larger fund as a result of the combined assets which would realize a lower management fee breakpoint than the Target Fund’s assets would realize on its own. The Board received and considered information showing that the effective management fee rate paid by shareholders of the Target Fund will decrease significantly, and that the total fund operating expenses are expected to decrease across all share classes of the Target Fund. The Boards also noted that the Acquiring Fund shareholders would have the benefit of additional assets as a result of the Reorganization and the corresponding potential for lower total expenses as a percentage of net assets in the future.

The Boards considered that the Acquiring Fund has a better performance track record than the Target Fund. The Boards noted that the Acquiring Fund has outperformed the Target Fund for the last 1-year, 3-year, 5-year and 10-year periods. Additionally, the Boards noted that the Acquiring Fund has had a consistently better Morningstar Rating at 4 stars for the 3-, 5-year periods, and 3 stars for the 10-year period (ended September 30, 2016) versus 2 stars for the Target Fund for the 3-year, 1 star for the 5-year period, and 2 stars for the 10-year period (ended September 30, 2016). Finally, the Boards noted that the Acquiring Fund’s lower overall fees help drive its competitive performance in the marketplace. The Boards further considered that the Target Fund has had net negative asset flows for the past two years. The Boards noted that the Acquiring Fund has better prospects for asset growth in the future than as compared to the Target Fund, which could have the potential to increase further economies of scale.

The Boards considered the similarities of the two Funds, including that they have similar investment objectives, similar investment strategies and risks, and similar portfolio investments. The Boards noted that both Funds offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes. The Boards noted that, based on its investment strategy, the Target Fund has generally held a higher allocation of foreign securities than the Acquiring Fund. The Boards further considered that while both Funds have similar investment objectives, the Funds have different portfolio managers. The Boards considered the costs savings that could result from the Reorganization, including from: (i)the elimination of duplicative efforts with respect to tracking portfolio positions and compliance with investment limits, (ii) the consolidation of compliance and other administrative functions, (iii) the elimination of the need to differentiate the Funds in the marketplace, and (iv) elimination of costs associated with the preparation, filing, printing, and mailing of prospectuses and shareholder reports for the Target Fund.

The Board considered that both Funds have the same investment adviser and sub-adviser, general distributor, transfer agent and sub-transfer agent, and that the Investment Advisory Agreements and Sub-Advisory Agreements, General Distributor’s Agreements, Transfer Agent Agreements and Sub-Transfer Agent Agreements are substantially similar for both Funds.

The Boards considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board considered that the Manager would pay the costs relating to the solicitation effort in connection with the Reorganization. The Boards concluded that each Fund’s participation in the transaction was in the best interests of both the Target Fund and the Acquiring Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of the Target Fund or the Acquiring Fund

After consideration of the above factors, as well as other considerations, and such information as the Board of the Target Fund deemed relevant, the Board, including the Independent Board Members, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of the Target Fund.

Acquiring Fund shareholders do not vote on the Reorganization. The Board of the Acquiring Fund, including the Independent Board Members, unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of the Acquiring Fund and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

Expenses of the Reorganization

The Manager has agreed to pay for all expenses incurred in connection with the Reorganization, including legal, accounting fees, the cost of legal and tax opinions (that the Reorganization will not be taxable to shareholders) and shareholder communication costs. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Ropes & Gray LLP (which opinion will be subject to certain qualifications) substantially to the effect that, based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes.

1.               The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.               Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund solely in exchange for Non-Service and Service shares of Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

3.               Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon receipt of the assets of Target Fund in exchange for the Acquisition Shares and the assumption by Acquiring Fund of all liabilities of Target Fund;

4.               Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

5.               Under Section 1223(2) of the Code, Acquiring Fund’s holding periods for each asset it receives from Target Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund;

6.               Under Section 354 of the Code, Target Fund shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Acquisition Shares in the Reorganization;

7.               Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

8.               Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

9.               Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

If the tax opinion is not received by the Closing Date, the Target Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months.

Opinions of counsel are not binding on the Internal Revenue Service. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its aggregate tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares that it received.

As long as variable annuity contracts qualify under Section 72 of the Code and variable life insurance contracts qualify under Section 7702(a) of the Code, the Reorganization, whether or not treated as tax-free for federal income tax purposes, will not result in tax liability for owners of such contracts.

You should consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor as to state, local, foreign and other tax consequences, if any, of the Reorganization because this discussion only relates to U.S. federal income tax consequences.

VOTING INFORMATION

Solicitation of Proxies

Proxies are being solicited on behalf of the Target Fund. The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager or one of its affiliates or subsidiaries who will not receive any compensation from the Fund for such solicitation. The Manager has engaged AST Fund Solutions (“AST”), 48 Wall Street, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $5,000 in connection with the solicitation of proxies. The Manager will bear the costs, fees and expenses incurred by the Funds in connection with the Combined Proxy/Prospectus Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of attorneys relating to the Combined Proxy/Prospectus Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Reorganization.

Solicitation may also be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Combined Proxy/Prospectus Statement and proxy materials to the beneficial owners of the Fund’s shares.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Combined Proxy/Prospectus Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may call our proxy information line toll-free at 1-866-796-7172.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Participating Insurance Companies may be required to forward soliciting material to the beneficial owners of the shares on behalf of the Target Fund and to obtain authorization for the execution of proxies. For any such services, Participating Insurance companies may be reimbursed by the Manager for their reasonable expenses incurred in connection with the proxy solicitation to the extent that the Manager would have directly borne those expenses.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting, Quorum Requirement and Adjournments

Shareholders of record on the Record Date are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on the Reorganization.

With respect to the Fund, the presence in person or by proxy of shareholders owning shares representing one-third or more of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such a quorum must be present for the transaction of business with respect to the Proposal.

A Participating Insurance Company is required to request voting instructions from variable contract owners and must vote all Target Fund shares held in the separate accounts of the Participating Insurance Company in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization is not received, the chairman of the Meeting may propose one or more adjournments to permit further solicitation of proxies. No shareholder vote is required for adjournment. A shareholder vote may be taken on the Reorganization in this Combined Proxy/Prospectus Statement prior to any such adjournment if sufficient votes have been received for the Reorganization and it is otherwise appropriate.

Required Vote

Approval with respect to the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of the Fund entitled to vote on the Reorganization. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund. Acquiring Fund shareholders do not vote on the Reorganization.

How Proxies Will Be Voted

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted “FOR” the Proposal.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communication to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board members are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost. To request a report, please call the Fund toll-free at 1.800.988.8287, or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Other Matters

The Board Members do not intend to bring any matters before the Meeting other than the Reorganization described in this Combined Proxy/Prospectus Statement, and the Board Members and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Capitalization of the Funds

The following tables set forth the existing capitalization (unaudited) of the Target Fund and the Acquiring Fund as of September 30, 2016 and the expected pro forma combined capitalization of the Acquiring Fund as of September 30, 2016, as if the Reorganization had occurred on that date.

Target Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Non-Service Shares	370,971	38,217.11	9.71
Service Shares	7,619,710	639,739.57	11.91
TOTAL	7,990,681	677,956.67	11.79

Acquiring Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Non-Service Shares	522,591,159	19,178,593.30	27.25
Service Shares	768,943,718	28,484,704.39	26.99
TOTAL	1,291,534,877	47,663,297.69	27.10

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Non-Service Shares	522,962,130	19,192,207.58	27.25
Service Shares	776,563,428	28,766,968.47	26.99
TOTAL	1,299,525,558	47,959,176.05	27.10

*Reflects the issuance of 13,614.28 Non-Service shares and 282,264.08 Service shares, of the Acquiring Fund in a tax-free exchange for the net assets of the Target Fund, aggregating 295,878.36 shares.

Shareholder Information

On December 5, 2016, there were approximately 651,957.386 outstanding shares of the Target Fund, consisting of 38,983.083 Non-Service shares and 612,974.303 Service shares.

On December 5, 2016, there were approximately 45,153,977.620 outstanding shares of the Acquiring Fund, consisting of 17,153,483.972 Non-Service shares and 28,000,493.648 Service shares.

As of December 5, 2016, the officers and Trustees of the Target Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of December 5, 2016 , the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of December 5, 2016, the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of December 5, 2016, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Target Fund’s financial performance for the past five fiscal years and the six month unaudited period ending June 30, 2016. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). Except for the six month period ending June 30, 2016, this information has been audited by KPMG LLP, the Target Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Target Fund’s financial statements, are included in the annual report, which is available upon request.

EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72	$12.09	$11.64	$9.15	$8.00	$8.49

Income (loss) from investment operations:
Net investment income[2]	0.14	0.29	0.25	0.21	0.16	0.15
Net realized and unrealized gain (loss)	(0.11)	(1.28)	1.01	2.42	1.11	(0.56)

Total from investment operations	0.03	(0.99)	1.26	2.63	1.27	(0.41)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.39)	(0.22)	(0.14)	(0.12)	(0.08)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.62)	(1.38)	(0.81)	(0.14)	(0.12)	(0.08)

Net asset value, end of period	$9.13	$9.72	$12.09	$11.64	$9.15	$8.00

Total Return, at Net Asset Value[3]	0.36%	(9.58)%	11.08%	28.93%	16.08%	(4.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337	$325	$302	$227	$154	$104

Average net assets (in thousands)	$318	$318	$266	$195	$132	$101

Ratios to average net assets:[4]
Net investment income	2.96%	2.64%	2.08%	2.00%	1.82%	1.78%
Expenses excluding specific expenses listed below	1.84%	1.52%	1.42%	1.64%	1.75%	1.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.84%	1.52%	1.42%	1.64%	1.75%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	23%	44%	40%	159%	87%	86%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.84%
Year Ended December 31, 2015	1.52%
Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$11.81	$14.43	$13.78	$10.83	$9.69	$10.23

Income (loss) from investment operations:
Net investment income[2]	0.16	0.33	0.26	0.22	0.13	0.11
Net realized and unrealized gain (loss)	(0.13)	(1.58)	1.19	2.87	1.13	(0.56)

Total from investment operations	0.03	(1.25)	1.45	3.09	1.26	(0.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.38)	(0.21)	(0.14)	(0.12)	(0.09)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.63)	(1.37)	(0.80)	(0.14)	(0.12)	(0.09)

Net asset value, end of period	$11.21	$11.81	$14.43	$13.78	$10.83	$9.69

Total Return, at Net Asset Value[3]	0.28%	(9.82)%	10.73%	28.70%	13.09%	(4.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,440	$8,195	$11,206	$10,862	$6,897	$6,885

Average net assets (in thousands)	$7,490	$10,265	$11,020	$8,549	$7,095	$7,449

Ratios to average net assets:[4]
Net investment income	2.83%	2.43%	1.82%	1.78%	1.26%	1.08%
Expenses excluding specific expenses listed below	2.09%	1.76%	1.67%	1.89%	1.93%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	2.09%	1.76%	1.67%	1.89%	1.93%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%	1.05%

Portfolio turnover rate	23%	44%	40%	159%	87%	86%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	2.09%
Year Ended December 31, 2015	1.76%
Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%

The Financial Highlights Table is presented to help you understand the Acquiring Fund’s financial performance for the past five fiscal years and the six month unaudited period ending June 30, 2016. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). Except for the six month period ending June 30, 2016, this information has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Acquiring Fund’s financial statements, are included in the annual report, which is available upon request.

MAIN STREET FUND/VA
FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$29.24	$33.61	$31.24	$23.97	$20.71	$20.88

Income (loss) from investment operations:
Net investment income[2]	0.17	0.33	0.28	0.24	0.26	0.16
Net realized and unrealized gain (loss)	1.14	0.80	3.01	7.33	3.22	(0.16)

Total from investment operations	1.31	1.13	3.29	7.57	3.48	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.32)	(0.27)	(0.30)	(0.22)	(0.17)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.92)	(5.50)	(0.92)	(0.30)	(0.22)	(0.17)

Net asset value, end of period	$26.63	$29.24	$33.61	$31.24	$23.97	$20.71

Total Return, at Net Asset Value[3]	4.62%	3.33%	10.70%	31.77%	16.87%	(0.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$516,813	$518,456	$559,933	$561,016	$481,089	$392,861

Average net assets (in thousands)	$500,039	$541,020	$554,449	$517,750	$466,231	$426,354

Ratios to average net assets:[4]
Net investment income	1.16%	1.05%	0.86%	0.87%	1.12%	0.79%
Expenses excluding specific expenses listed below	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%

Portfolio turnover rate	16%	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$28.98	$33.33	$30.99	$23.78	$20.53	$20.71

Income (loss) from investment operations:
Net investment income[2]	0.13	0.25	0.19	0.17	0.20	0.11
Net realized and unrealized gain (loss)	1.13	0.80	2.99	7.27	3.20	(0.17)

Total from investment operations	1.26	1.05	3.18	7.44	3.40	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.22)	(0.19)	(0.23)	(0.15)	(0.12)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.84)	(5.40)	(0.84)	(0.23)	(0.15)	(0.12)

Net asset value, end of period	$26.40	$28.98	$33.33	$30.99	$23.78	$20.53

Total Return, at Net Asset Value[3]	4.49%	3.11%	10.40%	31.44%	16.61%	(0.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$713,433	$715,328	$806,023	$915,027	$869,372	$1,003,184

Average net assets (in thousands)	$683,770	$757,218	$856,467	$895,073	$913,871	$1,094,254

Ratios to average net assets:[4]
Net investment income	0.91%	0.80%	0.61%	0.62%	0.85%	0.54%
Expenses excluding specific expenses listed below	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%

Portfolio turnover rate	16%	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%

EXHIBITS TO THE COMBINED PROSPECTUS/PROXY STATEMENT

Exhibits

  Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

C.	Form of Proxy Card

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between Oppenheimer Equity Income Fund/VA (the “Target Fund”) and Oppenheimer Main Street Fund/VA (the “Acquiring Fund”), each a series of Oppenheimer Variable Account Funds, a Delaware statutory trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for the voting shares of beneficial interest (“shares”) of Non-Service and Service shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Non-Service and Service shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.       The parties hereto hereby adopt this Agreement pursuant to Section 368(a)(1) of the Code as follows: The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for Non-Service and Service shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Non-Service and Service shares of Acquiring Fund to the Non-Service and Service shareholders of Target Fund in exchange for their Non-Service and Service shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.       On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Non-Service and Service shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.       The net asset value of Non-Service and Service shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Non-Service and Service shares of Acquiring Fund and the Non-Service and Service shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund will declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders, in distributions qualifying for the dividends-paid deduction, all of Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, in each case for the short taxable year ending on the Closing Date and any prior taxable year in respect of which Target Fund is eligible to declare and pay a spillback dividend under Section 855 of the Code.

4.       The closing (the “Closing”) shall be at the offices of OFI Global Asset Management, Inc. (the “Manager”), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.       In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Non-Service and Service shares of Acquiring Fund received by Target Fund on the Closing Date in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Non-Service and Service shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Non-Service and Service shares of Acquiring Fund on the books of Acquiring Fund to each Non-Service and Service shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Non-Service and Service shares of Acquiring Fund to each Non-Service and Service shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance. Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.       Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund. As soon as practicable after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax basis of each of Target Fund’s assets by lot and the holding periods of such assets as of the Valuation Date.

7.       Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund. Non-Service and Service shares of Acquiring Fund representing the number of Non-Service and Service shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date. Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.       Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. In accordance with the expense waivers for the Target Fund, all the expenses incurred in connection with the Reorganization will be borne by the Manager, including the cost of the legal and tax opinions issued to the Target Fund and the Acquiring Fund as provided in Sections 9.F, 9.G, 10.D and 10.E, as applicable.

9.       The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.       The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Delaware law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.       The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.       On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.       A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.       On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OFI Global Asset Management, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.       The Acquiring Fund shall have received on the Closing Date the opinion of Ropes & Gray LLP, counsel to the Target Fund, and dated as of the Closing Date, covering the following points, which opinion shall be based on assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein and such representations as such counsel may reasonably request:

(1)       The Target Fund is a series of a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware with power under its Agreement and Declaration of Trust or By-Laws, each as amended from time to time, to own all of its assets and to carry on its business as now being conducted;

(2)       The Agreement has been duly authorized by the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies, including, without limitation, fraudulent conveyance and fraudulent transfer laws;

(3)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Target Fund’s Agreement and Declaration of Trust and By-Laws; and

(4)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required to be obtained by the Target Fund in order to effect the transfer of its assets for Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Assumed Liabilities pursuant to this Agreement.

G.       Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Ropes & Gray LLP, to the same effect as the opinion contemplated by Section 10.E of the Agreement.

H.       Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.       The obligations of Target Fund hereunder shall be subject to the following conditions:

A.       The Board of Trustees of Acquiring Fund shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Acquiring Fund.

B.       Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Delaware law and its charter documents and Target Fund shall have furnished Acquiring Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Target Fund.

C.       The representations and warranties of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Acquiring Fund to that effect dated as of the Closing Date.

D.       The Target Fund shall have received on the Closing Date the opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated as of the Closing Date, covering the following points, which opinion shall be based on assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein and such representations as such counsel may reasonably request:

(1)       The Acquiring Fund is a series of a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware, and the Acquiring Fund has the power to own all of its assets and to carry on its business as now being conducted;

(2)       The Agreement has been duly authorized by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)       The Non-Service and Service shares of the Acquiring Fund to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable and are not subject to preemptive or dissenter’s rights to subscription or purchase in respect thereof;

(4)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Acquiring Fund’s Agreement and Declaration of Trust or By-Laws;

(5)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

(6)       The Acquiring Fund is a series of a registered investment company classified as a management company of the open-end type, under the 1940 Act, and to such counsel’s knowledge, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect.

E.       Target Fund shall have received an opinion (which opinion will be subject to certain qualifications), dated as of the Closing Date, of Ropes & Gray LLP substantially to the effect that, based on certain assumptions and representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(i)       The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)       Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund solely in exchange for Non-Service and Service shares of Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)       Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon receipt of the assets of Target Fund in exchange for the Acquisition Shares and the assumption by Acquiring Fund of all liabilities of Target Fund;

(iv)       Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(v)       Under Section 1223(2) of the Code, Acquiring Fund’s holding periods for each asset it receives from Target Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund;

(vi)       Under Section 354 of the Code, Target Fund shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Acquisition Shares in the Reorganization;

(vii)       Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(viii)       Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

(ix)       Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

F.       A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.       On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OFI Global Asset Management, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.       Target Fund shall have received the Non-Service and Service shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.       Target Fund hereby represents and warrants that:

A.       The audited financial statements of Target Fund as of December 31, 2015 and unaudited financial statements as of June 30, 2016 heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 1, 2016 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.       Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.       The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.       Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.       Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.       Target Fund is a series of a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.       At the Closing Date, all federal and other tax returns and reports of Target Fund required by law to be filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown due or required to be shown as due on said returns and reports, if any, shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.       Target Fund has elected that Target Fund be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and Target Fund will meet such requirements and will be eligible to and will compute its federal income tax under Section 852 of the Code with respect to the taxable year that includes the Closing Date.

I.       Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of the Agreement and Declaration of Trust or its By-laws.

J.       The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.       Acquiring Fund hereby represents and warrants that:

A.       The audited financial statements as of December 31, 2015 and unaudited financial statements as of June 30, 2016 of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 1, 2016 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.       The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.       Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.       Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.       Acquiring Fund is a series of a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware; with power to own all of its assets and to carry on its business as now being conducted; the Non-Service and Service shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.       At the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to be filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown due or required to be shown as due on said returns and reports, if any, shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.       Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and Acquiring Fund will meet such requirements and will be eligible to and will compute its federal income tax under Section 852 of the Code with respect to the taxable year that includes the Closing Date;

H.       Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Non-Service and Service shares issued by it in the Reorganization other than pursuant to valid requests of shareholders; and

I.       After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner.

J.       Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust or its By-laws.

K.       The Agreement has been validly authorized, executed and delivered by Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.       Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.       Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to ensure that such Registration Statement becomes effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Target Fund covenants and agrees to liquidate and dissolve under the laws of the state of Delaware, following the Closing, and, following the Closing, to cause the cancellation of its outstanding shares.

15.       The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.       The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.       All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.       Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property. Acquiring Fund represents that it has notice of the provisions of the Agreement and Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Oppenheimer Equity Income Fund/VA, a series of Oppenheimer Variable Account Funds

By:	______________________
Cynthia Lo Bessette
Secretary

Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds

By:	______________________
Cynthia Lo Bessette
Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of the Target Fund. As of December 5, 2016, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of the Target Fund were:

Lincoln Benefit Life Company, Variable Life, PO Box 94210, Palatine IL, 60094-4210, which owned 97.93% of the outstanding Non-Service Shares.

Riversource Life Ins Co, 222 Ameriprise Financial Ctr, Minneapolis MN 55474-0002, which owned 52.26% of the outstanding Service Shares.

Hartford Life Insurance Company, Separate Account, Attn UIT Operations, PO Box 2999, which owned 31.76% of the outstanding Service Shares.

Riversource Life Ins Co of NY, 222 Ameriprise Financial Ctr, Minneapolis MN 55474-0002, which owned 11.28% of the outstanding Service Shares.

Principal Shareholders of the Acquiring Fund. As of December 5, 2016, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund were:

Nationwide Insurance Company, C/O IPO Portfolio Accounting, PO Box 182029, Columbus OH 43218-2029, which owned 17.70% of the outstanding Non-Service Shares.

Mutual of America, Separate Account 2, 320 Park Ave, New York NY 10022-6839, which owned 10.02% of the outstanding Non-Service Shares.

Mass Mutual Life Insurance Co, 1295 State St, Springfield MA 01111-0001, which owned 7.93% of the outstanding Non-Service Shares.

Nationwide Insurance Company, C/O IPO Portfolio Accounting, PO Box 182029, Columbus OH 43218-2029, which owned 6.74% of the outstanding Non-Service Shares.

Mass Mutual Life Insurance Co, 1295 State St, Springfield MA 01111-0001, which owned 6.06%, of the outstanding Non-Service Shares.

Mass Mutual Life Insurance Co, 1295 State St, Springfield MA 01111-0001, which owned 5.12% of the outstanding Non-Service Shares.

Delaware Life Insurance Company, Mfs Regatta Masters, 1601 Trapelo Rd, Ste 30, Waltham MA 02451-7360, which owned 27.20% of the outstanding Service Shares.

Nationwide Insurance Company, C/O IPO Portfolio Accounting, PO Box 182029, Columbus OH 43218-2029, which owned 25.89% of the outstanding Service Shares.

Genworth Life & Annuity Ins Co, 6620 W Broad St, Bldg 2, Richmond VA 23230-1721, which owned 16.51% of the outstanding Service Shares.

Protective Life Insurance Co, 2801 Highway 280 South, Protective VA, PO Box 2606, Birmingham AL 35202-2606, which owned 9.53% of the outstanding Service Shares.

Control Persons. Shareholders who beneficially own 25% or more of outstanding shares of a Fund may be in control of the Fund and may be able to affect the outcome of certain matters presented for a vote of shareholders. A withdrawal of a control person’s investment could adversely affect the Fund’s expense ratio and/or lead to an increase in its portfolio turnover. As of December 5, 2016, to the best of our knowledge, the following insurance companies held 25% or more of the outstanding shares of the applicable Fund. RiverSource Life Insurance Company is organized in the state of Minnesota. Hartford Life Insurance Company is organized in the state of Connecticut. Security Benefit Insurance Company is organized in the state of Tennessee.

Oppenheimer Equity Income Fund/VA

RiverSource Life Ins CO, 222 Ameriprise Financial Ctr, Minneapolis MN 55474-0002 owned 50.08% of the outstanding Service Shares.

Hartford Life Insurance Company, Attn UIT operations, PO Box 2999, Hartford CT 06104-2999 owned 31.36% of the outstanding Service Shares.

Oppenheimer Main Street Fund/VA

Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, KS 66636-0001 owned 28.00% of the outstanding Non-Service Shares.

EXHIBIT C

OPPENHEIMER EQUITY INCOME FUND/VA
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 10, 2017

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Oppenheimer Equity Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on February 10, 2017 at 1:30 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. The Separate Account/Qualified Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your policy/account “FOR” the proposal described on the reverse side (the “Proposal”).  With respect to those shares for which no proxy instructions have been received by the Separate Account/Qualified Plan on or before February 10, 2017, the Separate Account/Qualified Plan will vote shares in the same proportion as those shares for which voting instructions have been received.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

C-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/OppenheimerEquityIncomeFundVA.pdf

OPPENHEIMER EQUITY INCOME FUND/VA

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:

1.	To approve an Agreement and Plan of Reorganization between Oppenheimer Equity Income Fund/VA and Oppenheimer Main Street Fund®/VA, each a series of Oppenheimer Variable Account Funds, and the transactions contemplated thereby.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

C-2

STATEMENT OF ADDITIONAL INFORMATION

TO THE COMBINED PROSPECTUS/PROXY STATEMENT

OF

OPPENHEIMER MAIN STREET FUND®/VA,

a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS

PART B

Acquisition of the Assets of

OPPENHEIMER EQUITY INCOME FUND/VA,

a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS

By and in exchange for Non-Service and Service Shares of

OPPENHEIMER MAIN STREET FUND®/VA

This Statement of Additional Information (the “Reorganization SAI”) to this Combined Prospectus/Proxy Statement relates specifically to the proposed delivery of all of the assets of Oppenheimer Equity Income Fund/VA (the “Target Fund”) for Non-Service and Service shares of Oppenheimer Main Street Fund®/VA (the “Acquiring Fund”) (the “Reorganization”).

This Reorganization SAI is not a Prospectus; you should read this Reorganization SAI in conjunction with the Combined Prospectus/Proxy Statement dated January 5, 2017, relating to the Reorganization. You can request a copy of the Combined Prospectus/Proxy Statement by calling 1.800.988.8287, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this Reorganization SAI is January 5, 2017.

TABLE OF CONTENTS

1.	Cover Page
2.	Statement of Additional Information of the Target Fund dated April 29, 2016, incorporated by reference
3.	Statement of Additional Information of the Acquiring Fund dated April 29, 2016, incorporated by reference
4.	Annual report of the Target Fund dated December 31, 2015, which includes audited financial statements of the Target Fund for the 12-month period ended December 31, 2015 and management’s discussion of fund performance, incorporated by reference
5.	Annual report of the Acquiring Fund dated December 31, 2015, which includes audited financial statements for the 12-month period ended December 31, 2015and management’s discussion of fund performance, incorporated by reference
6.	Semi-annual report of the Target Fund dated June 30, 2016, which includes unaudited financial statements for the 6-month period ended June 30, 2016, incorporated by reference
7.	Semi-annual report of the Acquiring Fund dated June 30, 2016, which includes unaudited financial statements for the 6-month period ended June 30, 2016, incorporated by reference

OPPENHEIMER VARIABLE ACCOUNT FUNDS

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article VII of Registrant's Agreement and Declaration of Trust filed as Exhibit 16(1)(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)	(a)	Agreement and Declaration of Trust dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
	(b)	Schedule A, to Agreement and Declaration of Trust, dated 4/29/16: Previously filed with Registrant’s Post-Effective Amendment No. 79, (4/26/16), and incorporated herein by reference.
(2)		By-Laws dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization: Filed herewith as Exhibit A to the Combined Prospectus/Proxy Statement.
(5)	(i)	Article V of the Agreement and Declaration of Trust dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
	(ii)	Article II of the By-Laws: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(6)	(i)	Restated Investment Advisory Agreement for Oppenheimer Main Street Fund/VA dated 11/01/15: Previously filed with Registrant’s Post-Effective Amendment No. 79, (4/29/16), and incorporated herein by reference.
	(ii)	Investment Sub-Advisory Agreement for Oppenheimer Main Street Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.
(7)	(i)	General Distributors Agreement for Service shares of Oppenheimer Main Street Fund/VA dated 5/1/98: Previously filed with Registrant’s Post-Effective Amendment 32, (4/29/98), and incorporated herein by reference.
	(ii)	Form of Participation Agreement: Previously filed with Registrant’s Post-Effective Amendment No. 52, (4/24/07), and incorporated herein by reference.
(8)		Form of Oppenheimer Funds Compensation Deferral Plan, as Amended and Restated Effective 1/1/08: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.
(9)	(i)	Global Custody Agreement dated 8/16/02, as amended: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 002-69719), (10/23/06), and incorporated herein by reference.
	(ii)	Amendment dated 6/15/15 to the Global Custody Agreement: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Multi-Asset Growth Fund (Reg. No. 333-203796), (7/13/15), and incorporated herein by reference.
(10)	(i)	Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Main Street Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.
	(ii)	Oppenheimer Funds Multiple Class Plan under Rule 18f-3: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global High Yield Fund (Reg. No. 333-176889), (9/25/14), and incorporated herein by reference.
(11)		Legal Opinion of Ropes & Gray LLP: Filed herewith.
Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP: Filed herewith.
(12)		Form of Tax Opinion: To be filed by Amendment.
(13)		Not Applicable.
(14)	(a)	Independent Registered Public Accounting Firm's Consent for Oppenheimer Equity Income Fund/VA: Filed herewith.
	(b)	Independent Registered Public Accounting Firm's Consent for Oppenheimer Main Street Fund/VA: Filed herewith.
(15)		Not Applicable.
(16)		Power of Attorney dated 2/23/16 for all Trustees and Officers of Registrant: Previously filed with Post-Effective Amendment No. 64 to the Registration Statement of Oppenheimer Integrity Funds (Reg. No. 2-76547), (3/24/16), and incorporated herein by reference.
(17)		Form of Proxy Card: Filed with Registrant’s Registration Statement, (12/9/16), and incorporated by reference.

Item 17. – Undertakings

(1)       The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 9th day of December, 2016.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By: Arthur P. Steinmetz.*

Arthur P. Steinmetz, Trustee, President and

Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Robert J. Malone* Robert J. Malone	Chairman of the Board of Trustees	December 9, 2016

Arthur P. Steinmetz* Arthur P. Steinmetz	Trustee, President and Principal Executive Officer	December 9, 2016

Brian S. Petersen* Brian S. Petersen	Treasurer, Principal Financial & Accounting Officer	December 9, 2016

Jon S. Fossel* Jon S. Fossel	Trustee	December 9, 2016

Richard F. Grabish* Richard F. Grabish	Trustee	December 9, 2016

Beverly L. Hamilton* Beverly L. Hamilton	Trustee	December 9, 2016

Victoria J. Herget* Victoria J. Herget	Trustee	December 9, 2016

F. William Marshall, Jr.* F. William Marshall, Jr.	Trustee	December 9, 2016

Karen L. Stuckey* Karen L. Stuckey	Trustee	December 9, 2016

James D. Vaughn* James D. Vaughn	Trustee	December 9, 2016

*By:/s/ Mitchell J. Lindauer Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Pre-Effective Amendment No. 1

Registration Statement No. 333-214735

EXHIBIT INDEX

Exhibit No.	Description

(11)	(a)	Legal Opinion of Ropes & Gray LLP
	(b)	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP
(14)	(a)	Independent Registered Public Accounting Firm's Consent for Oppenheimer Equity Income Fund/VA
	(b)	Independent Registered Public Accounting Firm's Consent for Oppenheimer Main Street Fund/VA